                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                               FORM 8-K

                      CURRENT REPORT PURSUANT TO
                      SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

                             May 9, 2002
                             -----------
           Date of report (Date of earliest event reported)

                       Donar Enterprises, Inc.
                       -----------------------
        (Exact Name of Registrant as Specified in its Charter)

                               Delaware
                               --------
            (State or Other Jurisdiction of Incorporation)

                               0-49649
                               -------
                       (Commission File Number)

                              23-3083371
                              ----------
                  (IRS Employer Identification No.)

     1422 Chestnut Street, Suite 410, Philadelphia, PA     19102
     -------------------------------------------------     -----
       (Address of Principal Executive Offices)          (Zip Code)

                            (215) 564-9484
                            --------------
         (Registrant's Telephone Number, Including Area Code)

                               FORM 8-K

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ----------------------------------------------

On May 9, 2002, the Board of Directors of Donar Enterprises, Inc.
(the "Company") decided it was in the best interest of the Company to change its independent accountant from Stark Winter Schenkein &
Co., LLP (the "Former Accountant") to the firm of Stan J.H. Lee,
Certified Public Accountant. The decision to change auditors was based upon financial considerations. Since the Company's inception to the current date, neither the Company nor anyone on its behalf consulted Stan J.H. Lee, CPA regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

During the period from inception (May 25, 2001) through December 31,
2001 and any subsequent interim period to the date of the dismissal
(May 9, 2002), the Company had no disagreement with its Former
Accountant on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which would have caused the Former Accountant to make reference in its report upon the subject matter of disagreement.

The Former Accountant previously issued two reports dated August 17,
2001 and January 9, 2002 on the financial statements of the Company for the period from inception (May 25, 2001) through July 31, 2001, and for the period from inception (May 25, 2001) through December
31, 2001, respectively. The reports did not contain an adverse opinion or disclaimer of opinion or qualification as to audit scope or accounting principle. The reports were modified for a going concern issue.

The Company has provided the Former Accountant with a copy of this
Report on Form 8-K and the exhibit hereto and has requested that the
Former Accountant furnish the Company with a response letter addressed to the Securities and Exchange Commission, pursuant to
Item 304(a)(3) of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

(c)      Exhibits.

Exhibit Number           Description
--------------           ------------------------------------------
16.0                     Letter to Stark Winter Schenkein & Co.,
                         LLP, dated May 9, 2002
99.0                     Proposed Accountant's Letter to the
                         Securities and Exchange Commission

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Donar Enterprises, Inc.

Date: May 9, 2002                        By: /s/ William Tay
                                         ---------------------------
                                         William Tay, President,
                                         Chief Executive Officer,
                                         Treasurer and Director